EXHIBIT 99.3

          UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS OF
       SEPTEMBER 30, 2005 AND FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005
                     AND FOR THE YEAR ENDED MARCH 31, 2005

BRAVO RESOURCES LTD.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA CONSOLIDATED BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------------
                                                   Bravo                                                       Pro Forma
                                               Resources Inc.       Woize Limited         Pro Forma              Bravo
                                             September 30, 2005   September 30, 2005     Adjustments         Resources Inc.
                                             ------------------   ------------------  -----------------     ----------------
ASSETS

CURRENT ASSETS
   Cash                                      $        25,520      $             -     $    (500,000) (a)    $   1,431,966
                                                                                          2,187,494  (b)
                                                                                           (118,042) (c)
                                                                                           (163,006) (d)

   Amounts receivable                                      -                    4                                       4
   Due from related party                                  -              141,155                                 141,155

                                             ----------------     ----------------                          --------------
                                                      25,520              141,159                               1,573,125

INTANGIBLE ASSETS                                          -              112,123                                 112,123

                                             ----------------     ----------------                          --------------

TOTAL ASSETS                                 $        25,520      $       253,282  $                        $   1,685,248
                                             ================     ================                          ==============

LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued              $        10,286      $        52,728 $                         $      63,014
   liabilities
   Deferred revenue                                        -              217,390                                 217,390
   Note payable - related                             26,567                    -           (26,567) (c)                -

                                             ----------------     ----------------                          --------------

                                                      36,853              270,118                                 280,404

NOTE PAYABLE                                          33,428                    -           (33,428) (c)                -

NOTE PAYABLE -                                        58,047                    -         1,500,000  (a)        1,500,000
RELATED
                                                                                            (58,047) (c)

                                             ----------------     ----------------                          --------------
TOTAL LIABILITIES                                    128,328              270,118                               1,780,404
                                             ----------------     ----------------                          --------------

STOCKHOLDERS' EQUITY
(DEFICIENCY)

   Preferred stock                                         -                    -                                       -

   Common stock                                       19,089                    4             1,282  (b)           20,375

   Capital in excess of par                            2,120                    -         2,186,212  (b)           64,315
   value
                                                                                         (2,000,000) (a)
                                                                                           (124,017) (a)

   (Deficit) accumulated during the                 (125,911)             (16,840)          125,911  (a)         (179,846)
   development stage
                                                                                           (163,006) (d)

   Accumulated other                                   1,894                                 (1,894) (a)
   comprehensive income                                                                                                 -

                                             ----------------     ----------------                          --------------
TOTAL STOCKHOLDERS' EQUITY                          (102,808)             (16,836)                                (95,156)
(DEFICIENCY)                                 ----------------     ----------------                          --------------

TOTAL LIABILITIES AND                        $        25,520      $       253,282     $                     $   1,685,248
STOCKHOLDERS' EQUITY                         ================     ================                          ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS.

BRAVO RESOURC ES LTD.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Bravo
                                   Bravo        Woize                                 Resources        Woize
                                 Recources     Limited                                   Ltd.         Limited
                                   Ltd.        December       Pro                     Six months    Six months     Pro     Pro Forma
                                Year ended     1, 2004       Forma     Pro Forma         ended         ended      Forma     Bravo
                                 March 31,   to March 31,   Adjust-      Bravo        September      September    Adjust-  Resources
                                   2005         2005         ments   Resources Ltd.    30, 2005       30, 2005     ments      Ltd.
                               ------------  ------------  --------  --------------  -------------  ------------- -------  ---------
REVENUES                       $         -   $    58,218             $      58,218   $          -   $     87,328           $ 87,328

COST OF SALES                            -        41,914                    41,914              -         62,870             62,870
                               ------------  ------------             ------------   -------------  -------------          ---------

GROSS PROFIT                             -        16,304                    16,304              -         24,458             24,458
                               ------------  ------------             ------------   -------------  -------------          ---------

EXPENSES
 General and administrative         23,476        23,041                    46,517         41,383         34,562             75,945
 Interest expense                    1,155             -                     1,155          2,140              -              2,140
 Mineral acquisition and
  exploration costs                  1,339             -                     1,339              -              -                  -
                               ------------  ------------             ------------   -------------  -------------          ---------

NET INCOME (LOSS)                  (25,970)      (23,041)                 (49,011)        (43,523)       (34,562)           (78,085)

OTHER COMPREHENSIVE INCOME
 Foreign exchange translation
  gain (loss)                          293             -                      293             385              -                385
                               ------------  ------------             ------------   -------------  -------------          ---------

COMPREHENSIVE INCOME (LOSS)    $   (25,677)  $   (23,041)             $   (48,718)   $    (43,138)  $    (34,562)          $(77,700)
                               ============  ============             ============   =============  =============          =========

NET INCOME (LOSS) PER
 COMMON SHARES -
 BASIC AND DILUTED             $         -   $         -              $         -    $          -   $          -           $      -
                               ============  ============             ============   =============  =============          =========


The accompanying notes are an integral part of these pro forma consolidated financial statements.

BRAVO RESOURCES LTD.
NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

1.       BASIS OF PRESENTATION

         The pro forma consolidated financial statements have been prepared for inclusion in the Form 8-K of Bravo Resources Ltd. ("Bravo") relating to the agreement with Woize Limited ("Woize") whereby Bravo proposes to issue 27,000,000 shares of common stock, pay $500,000 and issue a non-interest bearing note of $1,500,000 to acquire all of the issued common stock of Woize (the "Acquisition").

         The pro forma consolidated financial statements should be read in conjunction with the audited financial statements and the unaudited interim financial statements and other information referred to in the Form 8-K. It is based on:

         a) the audited financial statements of Bravo for the year ended March 31, 2005.

         b) the unaudited interim financial statements of Bravo for the six months ended September 30, 2005.

         c) the audited financial statements of Woize for the period ended September 30, 2005, which have been translated from UK pounds to US dollars on the basis of 1.7695 US dollars for each 1 UK pound.

         Completion of the Acquisition will result in the shareholder of Woize holding the majority of Bravo's issued and outstanding common stock. Accordingly, the Acquisition will be treated for accounting purposes as a reverse acquisition and the financial statements will reflect a continuation of the legal subsidiary, Woize, not Bravo, the legal parent. The pro forma consolidated balance sheet shows the combination of the entities as if it occurred on September 30, 2005, and the pro forma consolidated statement of operations and comprehensive income shows the results of operations as though the entities had combined on April 1, 2005.

         In the opinion of management, these pro forma consolidated financial statements include all the adjustments necessary for fair presentation of the proposed transactions in accordance with United States generally accepted accounting principles. The pro forma consolidated financial statements are not necessarily indicative of the results of operations or financial position that may be obtained in the future.

2.       PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

         The pro forma consolidated financial statements assume the following transactions occurred on September 30, 2005, and gives effect to the following:

         a) Bravo issues 27,000,000 shares of common stock, pays $ 500,000 and issues a promissory note for $1,500,000 to acquire 100% of the issued common shares of Woize Limited. The promissory note is due to related parties, does not bear interest, is not secured and is repayable in two year.

         b) Bravo sells 1,282,048 units for cash of $2,499,993. Each unit comprises one share of common stock and one-half share purchase warrant. Each whole share purchase warrant is exercisable into one share of common stock on payment of $
                  2.40 per share for two years. A fee of 12.5%, being $ 312,499, is paid in connection with this sale of units.

         c)       Bravo repays notes payable at September 30, 2005 of $118,042.

         d) Bravo pays costs of $163,006 associated with the proposed acquisition.